UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       October 7, 2010

                              VITAL PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-127915               98-0464272
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification No.)

             245 Drumlin Circle, Concord, Ontario, Canada        L4K 3E4
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On October 7, 2010, MSCM LLP, principal accountant of Vital Product, Inc. (the "Company"), notified the Board of Directors of the Company that they were withdrawing as auditors for the Corporation.

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MSCM LLP audited the Company's financial statements for the fiscal years ending
July 31, 2009 and July 31, 2008. Except as reported in the Annual Report on Form 10-K and 10-KSB for the fiscal years ended July 31, 2009 and July 31, 2008, which stated that "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern" and that "the Company has incurred significant losses from operations, anticipates additional losses in the next fiscal year, and has insufficient working capital as of July 31, 2009 and July 31, 2008 to fund the anticipated losses. These conditions raise substantial doubt as to the ability of the Company to continue as a going concern," MSCM LLPs' report on the Company's financial statements for the fiscal years ended July 31, 2009 and July 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 31, 2009 and July 31, 2008 and through the date hereof, there were no disagreements with MSCM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MSCM LLPs' satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such year.

Effective October 7, 2010, the Company appointed the firm of DeJoya Griffith & Company, LLC to serve as independent public accountants of the Company for the fiscal year ending July 31, 2010. The Board of Directors approved the decision to appoint DeJoya Griffith & Company, LLC.

During the years ended July 31, 2009 and July 31, 2008 through the date hereof, the Company did not consult with DeJoya Griffith & Company, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

MSCM LLP was provided a copy of the foregoing disclosures and was requested to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

Exhibit          Description
--------          -----------

16.1          Letter from MSCM LLP Dated October 25, 2010

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Vital Products, Inc.
                                                --------------------
                                                       (Registrant)
Date:  October 26, 2010

                                                /s/Michael Levine
                                                --------------------
                                                       (Signature)
                                                Name: Michael Levine
                                                Title: Chief Executive Officer





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